Exhibit 10.9

INSTRUMENT OF TRANSFER

____________________________

TOTAL FAITH HOLDINGS LIMITED

全信控股有限公司*

________________________

I,	JIANG Guilan 江桂兰	(Transferor)
of	Southeast Industrial Zone, Songmen Town, Wenling, Zhejiang, China
in consideration of the sum of		USD2.00
paid to me by (name in full)	FULING GLOBAL INC. 富岭环球有限公司
(occupation)	Corporation
of (full address)	317511 Floor 4, Willow House, Cricket Square, P.O. Box 2582,Grand
Cayman KY1-1103, Cayman Islands.
(hereinafter called “the said Transferee”), do hereby transfer to the said Transferee the
-2-	shares numbered

standing in my name in the Register of TOTAL FATH HOLDINGS LIMITED 全信控股有限公司* to hold unto the said Transferee, her executors, administrators or assigns, subject to the conditions upon which I hold the same at the time of execution hereof. And I, the said Transferee, do hereby agree to take the said shares subject to the same conditions.

As witness our hands the                           day of 19 FEB 2015

Signed by the Transferor in the	)
Presence of :	)
)
)
Name	)
Address	)	/s/ Guilan Jiang
	)	JIANG Guilan 江桂兰
Transferor

Signed by the Transferee in the	)
Presence of :	)
)
)
Name	)
Address	)	/s/ Guilan Jiang
	)	FULING GLOBAL INC.
Transferee

* For identification purpose only